12. REVENUES	3 Months Ended
Mar. 31, 2018
Notes to Financial Statements
REVENUES

For each of the identified periods, revenues can be categorized into the following:

	For the three months ended March 31
	2018	2017
Product Sales	$2,868,630	$367,089
Maintenance Fees	5,448	3,600
Professional Services	1,894	–
Total Revenues	$2,875,972	$370,689

At March 31, 2018 and December 31, 2017, deferred revenue amounted to $55,649 and $77,514 respectively. At March 31, 2018, the Company has received an initial deposit to plan and manufacture two Solar Tree® units in addition to deposits for multi-year maintenance plans for previously sold products. As of March 31, 2018, deferred revenue associated with product deposits are $26,304 and the delivery of such products are expected within the following six months, while deferred maintenance fees amounted to $29,344 and pertain to services to be provided through the fourth quarter of 2021.